UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 12, 2003

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-33295	41-1717208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 South Robert Trail Inver Grove Heights, Minnesota 55077
(Address of Principal Executive Offices, including Zip Code)

(651) 452-3000
(Registrant’s Telephone Number, including Area Code)

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

Exhibit 99                                             Press release reporting financial results for the fiscal year ended April 30, 2003, dated June 12, 2003.

ITEM 9.                                                     REGULATION FD DISCLOSURE.

Pursuant to the interim guidance provided in Release No. 33-8216, the registrant hereby furnishes disclosure regarding its release of material non-public information relating to its results of operations for a completed annual fiscal period under Item 12 of Form 8-K.

On June 12, 2003, the registrant publicly announced financial results for the fiscal year ended April 30, 2003.  For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: June 12, 2003	By:	/s/	Jules L. Fisher
Jules L. Fisher
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                                                      Description

99                                                                                    Press release reporting financial results for the fiscal year ended April 30, 2003, dated June 12, 2003.